                                                                    Exhibit 10.2



                                NETEGRITY, INC.

                             FIRST AMENDMENT TO THE

                                 NETEGRITY, INC.

                            2000 STOCK INCENTIVE PLAN


     In accordance with the provisions of Section 19 of the Netegrity, Inc. 2000 Stock Incentive Plan (the "Plan"), the Plan is hereby amended as follows:

     1. Section 14 of the Plan is hereby amended by adding the following sentence to the end of such section:

          "In the event that shares are used to satisfy a tax withholding obligation under this Plan, the repurchased or withheld shares shall not represent an amount in excess of the Company's minimum statutory tax withholding obligation (based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental income)."

     2. Except as herein above provided, the Plan is hereby ratified and confirmed in all respects.



                                           NETEGRITY, INC.



                                           By: /s/ Anthony J. Medaglia, Jr.
                                               ---------------------------------
                                               Anthony J. Medaglia, Jr.
                                               Secretary


Adopted by the Board of Directors:  June 30, 2000
Stockholder Approval Not Necessary